Cash, Cash Equivalents and Restricted Cash	12 Months Ended
Dec. 31, 2024
Cash and Cash Equivalents [Abstract]
Cash, Cash Equivalents and Restricted Cash
18. Cash, Cash Equivalents and Restricted Cash

The following table shows the breakdown of cash, cash equivalents and restricted cash as of December 31, 2024 and 2023:

	December 31, 2023	December 31, 2024
	(in thousands)
Cash, Cash Equivalents and Restricted Cash
Cash and cash equivalents	$149,581	$130,455
Cash and cash equivalents held by VIE	23	366
Restricted cash	8,638	8,976
Total cash, cash equivalents and restricted cash	$158,242	$139,797

Our secured term loan facilities and revolving credit facilities require that the borrowers have liquidity (including undrawn available lines of credit with a maturity exceeding 12 months) of no less than (i) $25 million, $35 million, or $50 million, or (ii) 5% of total debt which was $43.0 million as of December 31, 2024, as applicable, whichever is greater. This requirement does not restrict the cash maintained within our bank accounts but requires the Company to hold no less than that amount of free cash within its bank accounts or treasury deposits.

Included within total cash, cash equivalents and restricted cash as of December 31, 2024, is an amount of $366,000 relating to cash belonging to the VIE’s that we are required to consolidate under U.S. GAAP (December 31, 2023: $23,000). Please read "Note 9. Variable Interest Entities ".

Amounts included in restricted cash represent cash in deposit accounts that is required to be deposited and held in accordance with the terms of the related secured term loans from a banking lender. We consider this cash to be restricted and not available for our general use.